3Q 2012 Earnings Presentation
November 6, 2012
Exhibit 99.2

Note to Investors

 Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
 Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
 Natural Gas Corporation and The Berkshire Gas Company. The foregoing and other factors are discussed and should be reviewed in
 UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange
 Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer

2012 Earnings Highlights
❑ 3Q ‘12 net income of $15.7M - 29% increase compared to 3Q ’11; YTD ‘12 net income of
 $74.8M was below YTD ‘11 levels mainly due to warmer weather in the first six months of ‘12
❑ YTD ‘12 pre-tax earnings from UI’s equity investment in GenConn of $11.8M, compared to
 $8.2M YTD ‘11, an increase of $3.6M
 ▪ Middletown plant became fully operational in June ’11
❑ Continued progress on gas conversion growth initiative - on target to meet ‘12 goal
 ▪ Converted 55% more customers YTD October ’12, compared to YTD October ’11
❑ YTD ‘12 pre-tax income of $1.1M on deposits in NEEWS, no income recorded YTD ’11
❑ Reaffirming 2012 consolidated earnings guidance of $2.00-$2.15 per diluted share
❑ Hurricane Sandy caused extensive damage to the electric system in UI’s service territory with approximately 250,000 customer outages
 ▪ As of the morning of November 5th, approximately 97% of our customers had power

Gas Conversions
❑ Converted 8,919 customers YTD Oct. ’12, compared to 5,740 YTD Oct. ‘11 - a 55% increase over the same period in ‘11
❑ 2011-2013 target is to convert 30,000-35,000 heating customers to gas
 ▪ 2012 goal is to convert approximately 10,200 customers
 ▪ Converted approximately 8,300 customers in 2011
❑ Expect to announce conversion targets for 2014 in mid November

Gas Conversions - cont.
❑ Consumer interest in converting remains strong
 ▪ Financing options have been expanded to assist customers with up-front conversion costs
 ▪ Natural gas supply prices are low and projected to remain low for the foreseeable future
 ▪ Delivered natural gas price for heating customers is approximately half the cost of heating oil on an equivalent basis
❑ Each new residential customer is anticipated to generate approximately $280-$315 of distribution net income annually
❑ A draft of CT DEEP Comprehensive Energy Strategy was issued on October 5th
 ▪ The draft provides for recommendations in five major areas:
 ú Expanding energy choices
 ú Lowering utility bills
 ú Improving the environment
 ú Creating clean energy jobs
 ú Enhancing quality of life
 ▪ Strategy promotes energy efficiency and expanding the use of natural gas
 ▪ The draft includes the goal of making natural gas, a lower-cost option, available to more than 250,000 additional residential customers and potentially up to 75% of businesses in Connecticut in the next seven years
 ▪ Final Strategy expected in early 2013

Service Territory Economic Update

❑ Seasonally adjusted unemployment rates as of September 2012(1)
 ▪ CT - 8.9%
 ▪ MA - 6.5%
 ▪ National - 7.8%
❑ Unemployment rates in the largest service areas and cities as of September
 2012(2)
 ▪ Bridgeport labor market areas (LMAs) 7.6%, (City of Bridgeport 12.3%)
 ▪ New Haven LMAs 8.6%, (City of New Haven 12.2%)
 ▪ Hartford LMAs 8.2%, (City of Hartford 15.4%)
(1) U.S. Bureau of Labor Statistics
(2) CT Department of Labor

3Q & YTD 2012 Financial Results by Business
Net Income ($M)

3Q ‘12 vs. 3Q ‘11
YTD ‘12 vs. YTD ‘11

3Q & YTD 2012 Financial Results - Details

Electric distribution, CTA, GenConn & Other
❑ 39% increase in net income for the 3Q ’12, compared to 3Q ‘11; 24% increase in net income YTD ’12, compared to YTD ‘11
 ▪ The increase for the 3Q ’12 was due to reduced O&M expenses and to a settlement agreement relating to power procurement incentives
 ú On 10/31/12, PURA approved a settlement agreement relating to procurement incentives resulting in increased pre-tax earnings for the quarter of $2.7 million
 ▪ YTD ‘12 increase was attributable to increased income from UI’s equity investment in
 GenConn and reduced O&M expenses and the result of the power procurement incentive settlement agreement
 ú GenConn contributed pre-tax earnings of $3.4M and $11.8M for 3Q ‘12 and first nine months ‘12, respectively
❑ Average D & CTA ROE as of 9/30/12:  8.72%
Electric transmission
❑ 8% increase in net income for the 3Q ’12, compared to 3Q ‘11; slight increase in net income YTD ’12, compared to YTD ‘11
 ▪ The increase for the 3Q ‘12 and YTD ‘12 was primarily attributable to income earned on an increase in rate base and an increased investment in NEEWS, partially offset by a decrease in allowance for funds used during construction
❑ Weighted-average T ROE as of 9/30/12: 12.3%
❑ 3Q ‘12 consolidated earnings of $15.7M or $0.31 per diluted share, compared to
 3Q ‘11 earnings of $12.2M or $0.24 per diluted share - an increase of $3.5M or 29%
❑ YTD ‘12 consolidated earnings of $74.8M or $1.46 per diluted share, compared to YTD ‘11 earnings of $78.4M or $1.54 per diluted share - a decrease of $3.6M or 5%

3Q & YTD 2012 Financial Results - Details

Corporate
❑ The increase in after-tax costs for both the quarter and YTD ‘12 was primarily due to increased interest expense on short-term borrowings.
Gas distribution
❑ 18% decrease in net income for the 3Q ’12, compared to 3Q ‘11; 40% decrease in net income YTD ’12, compared to YTD ‘11
 ▪ The decrease in net income for the 3Q ‘12 was primarily due to higher uncollectible expense, partially offset by higher margin associated with an increase in natural gas heating customers
 ▪ The decrease in net income YTD was primarily due to warmer temperatures in the first half of
 2012
 ▪ Both the quarter and YTD results for 2011 include a non-recurring positive adjustment of $2.2M, pre-tax, resulting from the 2011 settlement of the CT gas companies’ rate case appeals
 ▪ $17.8M decrease in gross margin YTD ’12, compared to YTD ’11
 ▫ YTD ‘12 was partially offset by $3.5M of weather insurance
❑ YTD ‘12 heating degree days were 20.3% below normal and 19.7% below YTD ‘11
❑ Preliminary avg. ROEs as of 9/30/12: SCG 4.42%-4.62%, CNG 4.79%-4.99%
❑ Preliminary avg. weather normalized ROEs as of 9/30/12: SCG 6.38%-6.58%, CNG
 6.78%-6.98%

1Q ‘12 Earnings Debt Maturities, Liquidity & Credit Ratings * Issuer S&P Moody’s UIL Holdings BBB (Stable) Baa3 (Stable) United Illuminating BBB (Stable) Baa2 (Stable) SCG BBB (Stable) Baa2 (Stable) CNG BBB (Stable) Baa1 (Stable) Berkshire BBB (Stable) Baa2 (Stable) Evaluating the impact of DEEP’s Comprehensive Energy Strategy, PURA’s Renewable Generation Resources decision, current business plans and market conditions to determine potential timing and need for external equity * Available Liquidity * Completed 2/1/12 Debt Maturities ($M) Credit Ratings Amounts may not add due to rounding. * UIL closed on an additional $100 million credit agreement on 10/31/12.
12 Earnings Debt Maturities, Liquidity & Credit Ratings * Issuer S&P Moody’s UIL Holdings BBB (Stable) Baa3 (Stable) United Illuminating BBB (Stable) Baa2 (Stable) SCG BBB (Stable) Baa2 (Stable) CNG BBB (Stable) Baa1 (Stable) Berkshire BBB (Stable) Baa2 (Stable) Evaluating the impact of DEEP’s Comprehensive Energy Strategy, PURA’s Renewable Generation Resources decision, current business plans and market conditions to determine potential timing and need for external equity * Available Liquidity * Completed 2/1/12 Debt Maturities ($M) Credit Ratings Amounts may not add due to rounding. * UIL closed on an additional $100 million credit facility on 10/31/12.

Reaffirming 2012 Consolidated Earnings Guidance

❑ Reflects YTD 3Q ‘12 financial results
❑ ‘12 goal of converting 10,200 customers to natural gas heat
❑ Execution of capital expenditure plan at each of our regulated businesses
❑ Focused short-term O&M cost controls at each of our regulated businesses
❑ Assumes normal weather through the rest of ’12

Q&A